UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2011

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St, Philadelphia PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2011, Stephen Murray informed Urban Outfitters, Inc. (the “Company”) of his resignation as Global President of the Urban Outfitters Brand. Glen T. Senk, Chief Executive Officer of the Company, will fulfill the duties and responsibilities of the position on an interim basis while the Company conducts its search for a new Global President of the Urban Outfitters Brand.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: April 14, 2011	By:	/s/ Glen T. Senk
Glen T. Senk
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 14, 2011.